<Mook Project ASEC 1209>

A Look Back Report of

Oil and Gas Reserves

To the Interests (Acquired in 2010) of

American Standard Energy Corporation

In Selected Leases

Located in North Dakota

Effective December 31, 2009

For Disclosure to the

Securities and Exchange Commission

Mook Project ASEC 1209

Prepared for

American Standard Energy Corp.

January 27, 2011

<Mook Project ASEC 1209>

BRYANT M. MOOK, B.SC., M.ENG.
PETROLEUM ENGINEER AND GEOLOGIST
12926 KING CIRCLE
HOUSTON, TEXAS 77429-2936
TELE: +1 (713) 623-1158 • MOBILE: +1 (281) 253-2464
NEW YORK, NY TEL: +1 (212) 518-7752
LONDON, UK TEL: +44 (0) 20 7993 8268

January 28, 2011

Scott Mahoney, CFA
Managing Partner
Catalyst Corporate Solutions

Subject:	A Look Back Report
Oil and Gas Reserves
To the Interests (Acquired in 2010) of
American Standard Energy Corporation
In Selected Leases
Located in North Dakota
Effective December 31, 2009
For Disclosure to the
Securities and Exchange Commission
Mook Project ASEC 1209

Bryant M. Mook Petroleum Engineering and Geological Advisor (Mook) has performed an engineering evaluation to estimate proved developed producing (PDP) reserves and future net revenue from oil and gas properties to the subject interests.  This evaluation was requested by Mr. Scott Mahoney as an officer of both the operator, ASEC Operating LLC (ASEC), and the interest owner, Geronimo and American Standard Energy Corp., (ASEC).  Projections of the reserves and the future net revenue to the evaluated interests are based on economic parameters and operating conditions considered applicable as of December 31, 2009 and are pursuant to the financial reporting requirements of the Securities and Exchange Commission (SEC).  This evaluation, in combination with other documents and data is being used by ASEC for financial purposes.  Following is a summary of the results of the evaluation effective December 31, 2009:

		Proved Developed
Net Reserves to the	Proved Developed	Non-Producing	Proved
Evaluated Interests:	Producing (PDP)	(PDNP)	Undeveloped (PUD)	Total Proved
Oil/Condensate (MBO)	10.3	0.0	0.0	10.3
Gas (MMCF)	3.5	0.0	0.0	3.5
Future Net Revenue, M$
Undiscounted	$403.8	$0.0	$0.0	$403.8
Discounted, NPV 10%	$242.9	$0.0	$0.0	$242.9

<Mook Project ASEC 1209>

The attached definitions describe all categories of reserves and the discussion describes and includes the information for this evaluation.

It has been a pleasure to serve ASEC by preparing this engineering evaluation.  I will retain all related data and ancillary information in my files and will be available for review at your convenience.

Yours truly,
Attachments

<Mook Project ASEC 1209>

CONTENTS

DEFINITIONS OF RESERVES

DISCUSSION

Introduction
Data Sources
Method of Reserves Determination
Oil Pricing
Gas Pricing
Pricing Statement
Operating Expenses
Production and Ad Valorem Taxes
Investments
Salvage and Property Abandonment

SUMMARIES

Reserves Category:

Proved Developed: PDP

Proved Developed Nonproducing: PDNP

Economic Recap

<Mook Project ASEC 1209>

DEFINITIONS OF OIL AND GAS RESERVES1

Developed oil and gas reserves

Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

(i)	Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

(ii)	Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

Undeveloped oil and gas reserves

Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i)
Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii)
Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

(iii)
Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, or by other evidence using reliable technology establishing reasonable certainty.

Proved oil and gas reserves 2

Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be  economically producible - from a given date forward from known reservoirs, and under existing economic conditions, operating methods, and government regulations - prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i) The area of the reservoir considered as proved includes:

(A) The area identified by drilling and limited by fluid contacts, if any, and

(B) Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas based on available geoscience and engineering data.

(ii) In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering: or performance data and reliable technology establishes a lower contact with reasonable certainty.

<Mook Project ASEC 1209>

(iii) Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv) Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A) Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B) The project has been approved for development by all necessary parties and entities, including government entities.

(v) Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined.  The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-date-of-the- month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Probable reserves

Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely as not to be recovered.

(i) When deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves.  When probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the proved plus probable reserves estimates.

(ii) Probable reserves may be assigned to areas of a reservoir adjacent to proved reserves where data control or interpretations of available data are less certain, even if the interpreted reservoir continuity of structure or productivity does not meet the reasonable certainty criterion.  Probable reserves may be assigned to areas that are structurally higher than the proved area if these areas are in communication with the proved reservoir.

(iii) Probable reserves estimates also include potential incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than assumed for proves reserves.

(iv) See also paragraphs (iv) and (vi) below in Possible reserves.

Possible reserves

Possible reserves are those additional reserves that are less certain to be recovered than probable reserves.

(i) When deterministic methods are used, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves.  When probabilistic methods are used, there should be at least a 10% probability that the total quantities ultimately recovered will equal or exceed the proved plus probable plus possible reserves estimates.

(ii) Possible reserves may be assigned to areas of a reservoir adjacent to probable reserves where data control and interpretations of available data are progressively less certain.  Frequently, this will be in areas where geoscience and engineering data are unable to define clearly the area and vertical limits of commercial production from the reservoir by a defined project.

<Mook Project ASEC 1209>

(iii) Possible reserves also include incremental quantities associated with a greater percentage recovery of the hydrocarbons in place than the recovery quantities assumed for probable reserves.

(iv) The proved plus probable and proved plus probable plus possible reserves estimates must be based on reasonable alternative technical and commercial interpretations within the reservoir or subject project that are clearly documented, including comparisons to results in successful similar projects.

(v) Possible reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from proved areas by faults with displacement less than formation thickness or other geological discontinuities and that have not been penetrated by a well bore, and the registrant believes that such adjacent portions are in communication with the known (proved) reservoir.  Possible reserves may be assigned to areas that are structurally higher or lower than the proved area if these areas are in communication with the proved reservoir.

(vi) Pursuant to paragraph (iii) in the previous Proved oil and gas reserves section, where direct observation has defined a highest known oil (HKO) elevation and the potential exists of an associated gas cap, proved oil reserves should be assigned in the structurally higher portions of the reservoir above the HKO only if the higher contact can be established with reasonable certainty through reliable technology.  Portions of the reservoir that do not meet this reasonable certainty criterion may be assigned as probable and possible oil or gas based on reservoir fluid properties and pressure gradient interpretations.

1These definitions are from 17CFR 210.4-10 (Federal Register Dated January 14, 2009).

2 Bryant M. Mook Petroleum Engineering and Geological Advisor separates proved developed reserves into proved developed producing and proved developed nonproducing reserves.  This is to identify proved developed producing reserves as those to be recovered from  actively producing wells; proved developed nonproducing reserves as those to be recovered from wells or intervals within wells, which are completed but shut in waiting on equipment or pipeline connections, or wells where a relatively minor expenditure is required for recompletion to another zone.

<Mook Project ASEC 1209>

DISCUSSION

INTRODUCTION

Bryant M. Mook Petroleum Engineering and Geological Advisor (Mook) has performed an engineering evaluation to estimate proved developed producing (PDP) reserves and future net revenue from oil and gas properties to the interests (acquired in 2010) of American Standard Energy Corporation (ASEC).  This evaluation was requested by Mr. Scott Mahoney as an officer of both the operator, ASEC Operating LLC (ASEC).  The results of the evaluation are summarized in the cover letter and are presented by year in the reserve category summaries.

The individual projections of lease reserves and economics prepared to produce this report include data that describe the production forecasts and associated evaluation parameters such as interests, taxes, product prices, operating costs, investments, salvage values, and abandonment costs.

Projections of the reserves and future net revenue to the evaluated interests were based on economic parameters and operating conditions considered applicable as of December 31, 2009 and are pursuant to the financial reporting requirements of the Securities and Exchange Commission (SEC).  This evaluation, in conjunction with other documents and data, is being used by ASEC for financial purposes.  This evaluation was prepared for ASEC to present the December 31, 2009 reserves and economics for properties acquired in 2010 in accordance with the procedures of the SEC.

Net income to the evaluated interests is the future net revenue after consideration of royalty revenue payable to others, taxes, operating expenses, investments; salvage values, abandonment costs, and net profit interests, as applicable.  The future net revenue is before federal income tax and excludes consideration of any encumbrances against the properties if such exist.

The “as of” dates included in the economic runs represents the approximate date of first production and there is normally a two to three month delay before production is available from state reporting agencies.

The future net revenue values presented in the Lease Reserves and Economics section of this report and summarized in the cover letter were based on projections of oil and gas production as of the December 31, 2009 production figure.  It was assumed there would be no significant delay between the date of oil and gas production and the receipt of the associated revenue for this production.  Gas production trends have been assumed a function of well productivity and not of market conditions.

Oil and gas reserves were evaluated for only the PDP category since the PDNP wells are either not producing or have just commenced production and reserves would be difficult to calculate accurately.  Additionally, there are four wells included in the PDP category that have had no economic projection made since they have either one month or one partial month of production and hence reserves would be difficult to calculate accurately.  Proved undeveloped (PUD) categories were not evaluated but may exist on these properties.  In preparing this evaluation, no attempt has been made to quantify the element of uncertainty associated with the PDP category.  The attached Definitions describe all categories of reserves.

<Mook Project ASEC 1209>

Oil reserves are expressed in thousands of United States (U.S.) barrels (MBBL) of 42 U.S. gallons.  Gas volumes are expressed in millions of cubic feet (MMCF) at 60° degrees Fahrenheit and at the legal pressure base that prevails in the state in which the reserves are located.  No adjustment of the individual gas volumes to a common pressure base has been made.

The future net revenue was discounted at an annual rate of 10.00 percent.  Future net revenue was also discounted at various secondary rates and is displayed as totals only.  The 10.00 percent rate was included in accordance with the reporting requirements of the SEC. The future net revenue was discounted monthly at the midpoint of the month.  Capital costs were discounted at the time they occurred.  No opinion is expressed by Mook in this report as to a fair market value of the evaluated properties.

This report includes only those costs and revenues that are considered by ASEC to be directly attributable to individual leases and areas.  There could be other revenues, overhead costs, or other costs associated with ASEC that are not included in this report.  Such additional costs and revenues are outside the scope of this report.  This report is not a financial statement for ASEC and should not be used as the sole basis for any transaction concerning ASEC or the evaluated properties.

The reserves projections in this evaluation are based on the use of the available data and accepted industry-engineering methods.  Changes in any operational or economic parameters or production characteristics of the evaluated properties after the effective date could increase or decrease their reserves. Unforeseen changes in market demand or allowables set by various regulatory agencies could also cause actual production rates to vary from those projected.  Mook reserves the right to alter any of the reserves projections and the associated economics included in this evaluation in any future evaluations based on additional data that may be acquired.

Bryant M. Mook Petroleum Engineering and Geological Advisor is an independent consulting firm and does not own any interests in the oil and gas properties covered by this report.  No employee, officer, or director of Mook is an employee, officer, or director of or ASEC.  Neither the employment of nor the compensation received by Mook is contingent upon the values assigned to the properties covered by this report.

DATA SOURCES

All data utilized in the preparation of this report with respect to interests, reversionary status, gas contract terms, operating expenses, investments, salvage values, abandonment costs, net profit interests, well information, and current operating conditions, as applicable, were provided by ASEC.  Production data through December 31, 2009 were utilized on the evaluated properties from public sources.  No data after December 31, 2009 has been utilized.  All data have been reviewed for reasonableness and, unless obvious errors were detected, have been accepted as correct.  It should be emphasized that revisions to the projections of reserves and economics included in this report may be required if the provided data are revised for any reason. No inspection of the properties was made since this was not considered within the scope of this evaluation.  No investigation was made of any environmental liabilities that might apply to the evaluated properties, and no costs are included for any possible related expenses.

<Mook Project ASEC 1209>

METHOD OF RESERVES DETERMINATION

The estimates of reserves contained in this report were determined by accepted industry methods and in accordance with the attached Definitions of Oil and Gas Reserves. Methods utilized in this report include extrapolation of historical production trends and analogy to similar properties.

Where sufficient production history and other data were available, reserves for producing properties were determined by extrapolation of historical production trends.  Analogy to similar properties was used in some cases for those producing properties, which lacked sufficient production history and other data to yield a definitive estimate of reserves.  Reserves projections based on analogy are subject to change due to subsequent changes in the analogous properties or subsequent production from the evaluated properties.

OIL PRICING

The price of $52.93 per barrel of West Texas Intermediate oil was used as the effective date-based oil price.  This price is the average of January 2009 through December 2009 first-of-the-month NYMEX spot oil prices less the per barrel price differential.  This price adjustment was used to account for any difference between the base NYMEX oil price and the actual received oil price were calculated for the January 2009 through December  2009 period by Mook.  Prices were held constant for the life of the properties.

GAS PRICING

The price of $3.66 per million British thermal units (MMBTU) for Henry Hub gas was used as the effective date-based gas price.  This price is the average of January 2009 through December 2009 first of the month NYMEX spot gas prices.  No price adjustments were used to account for any difference between the base NYMEX oil price and the actual received oil price were calculated for the January 2009 through December  2009 period by Mook.  These prices were held constant for the life of the properties.

PRICING STATEMENT

It should be emphasized that with the current economic uncertainties, fluctuation in market conditions could significantly change the economics of the properties included in this report.

<Mook Project ASEC 1209>

OPERATING EXPENSES

Operating costs were provided by ASEC for the twelve-month period January 2009 through December 2009.  All available data for each property were used to determine average recurring expenses that are billable to the working interest owners on a cost per MCFG or BO basis.  In certain cases where Lease Operating Expenses (LOE) were not available or were judged anomalous due to poor production history, $6.00 per barrel of oil was used to calculate LOE and was based on an average of surrounding productive leases.  Lease operating expenses were held constant for the life of the properties.

PRODUCTION AND AD VALOREM TAXES

State production taxes have been deducted at the published rates as appropriate.  Average county ad valorem taxes were deducted in the calculations.

INVESTMENTS

Capital costs were provided by ASEC for these PDP properties.

SALVAGE AND PROPERTY ABANDONMENT

Neither salvage values nor abandonment costs were provided by ASEC to be included in this evaluation.  Plugging and Abandonment (P&A) costs will be offset by estimated salvage values, hence, net P&A costs are not material.

	ASEC Baaken PDP 2009 YE Look Back	DATE: 01-28-2011
	*Data Report*	TIME: 12:12:55
DB: XOG_12-6-
2010_Baaken_2009.mdb
ID: ND3306100819BAKKEN

Lease ID:	ND3306100819B AKKEN	Major Phase:	OIL	API #:	33061008190000	Status:	ACT

Lease Name:	RS-BRADY
Well Name:	###-##-####H-1
Field Name:	ROSS
Formation Name:
Operator:	HESS CORPORATION
Title 1:
Title 2:
Export Code 1:
Export Code 2:
Export Code 3:

County:	MOUNTRAIL	ST:	ND

Project Start Date:	1/2010	Ending Month:	12	Disc. Rate %	10
Reserves Factor:	100	Cash Flow Factor:	100	Gas Shrink%	0	Gas Shrink (MCF/M)	0

Severance Tax Exempt:		# Months:	0	Limited By P/O:		No
		Oil			Gas			PP
Ad Valorem Tax:	3.0%		7.0%	.00 $/BBL		.0%	.09 $/MCF	.0%	.00 $/BBL
		Tax:			Tax:			Tax:

Initial Oil Price Adj.:	0.00 $/BBL	Max Price:	120.00 $/BBL	Plant Price:	.00 % Oil Price
Oil Price:	56.60 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.:	0.00 $/MCF	Max Price:	12.00 $/MCF	BTU	1000
Gas Price:	3.66 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M:	0 Esc	0.0%	For	30.00 Years	Esc	0.0%	For	0.00 Years
Op Exp $/M:	0 Esc	0.0%	For	30.00 Years	Months Delay 0
Op Exp $/BBL:	9.91 Esc	0.0%	For	30.00 Years
Op Exp $/MCF:	1.65 Esc	0.0%	For	30.00 Years
Op Exp $/B Wat:	0.00 Esc	0.0%	For	30.00 Years
Mgmt Fee $/M:	0 Esc	0.0%	% NLP 0.00

WI%	NRI% O	NRI% G	Mths	AMT
0.6671	0.5403	0.5403	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross	Lease Hold M$	0.000	Net Salvage M$	0.000
Escalation:	0.0%	For	30.00 Years
Date	Tang M$	Intan M$	Risk %	Fed Tax Data
11/ 2008	6,192.880	0.000	100.0	Rate %	34.00
				Depr.	Decl. Bal
				Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly	11/ 2008	0.0	1
Type	N	Initial	Final	Decline	Time	Cum	Comments
HYP	0.7	5,966.9	39.9	74.770	386	129.389
	0.0	0.0	0.0	0.000	0	0.000
	0.0	0.0	0.0	0.000	0	0.000

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly	11/ 2008	0.0	0		0.00
Type	N	Initial	Final	Decline	Time	Cum
HYP	0.9	2,549.0	114.9	40.400	386	154.498
	0.0	0.0	0.0	0.000	0	0.000
	0.0	0.0	0.0	0.000	0	0.000

ASEC Baaken PDP 2009 YE Look Back	DATE: 01-28-2011
As of 1 / 2010	TIME: 12:12:55
DB: XOG_12-6-2010_Baaken_2009.mdb
ID: ND3306100819BAKKEN

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2010	1.0	17.945	16.114	0.097	0.087	56.60	3.66	5.488	0.319	0.0	5.807
12/2011	1.0	11.268	12.376	0.061	0.067	56.60	3.66	3.446	0.245	0.0	3.691
12/2012	1.0	7.948	10.005	0.043	0.054	56.60	3.66	2.431	0.198	0.0	2.629
12/2013	1.0	6.009	8.371	0.032	0.045	56.60	3.66	1.838	0.166	0.0	2.003
12/2014	1.0	4.757	7.179	0.026	0.039	56.60	3.66	1.455	0.142	0.0	1.597
12/2015	1.0	3.893	6.274	0.021	0.034	56.60	3.66	1.190	0.124	0.0	1.315
12/2016	1.0	3.265	5.563	0.018	0.030	56.60	3.66	0.999	0.110	0.0	1.109
12/2017	1.0	2.792	4.991	0.015	0.027	56.60	3.66	0.854	0.099	0.0	0.953
12/2018	1.0	2.425	4.522	0.013	0.024	56.60	3.66	0.742	0.089	0.0	0.831
12/2019	1.0	2.133	4.130	0.012	0.022	56.60	3.66	0.652	0.082	0.0	0.734
12/2020	1.0	1.896	3.798	0.010	0.021	56.60	3.66	0.580	0.075	0.0	0.655
12/2021	1.0	1.701	3.513	0.009	0.019	56.60	3.66	0.520	0.069	0.0	0.590
12/2022	1.0	1.538	3.266	0.008	0.018	56.60	3.66	0.470	0.065	0.0	0.535
12/2023	1.0	1.399	3.050	0.008	0.016	56.60	3.66	0.428	0.060	0.0	0.488
12/2024	1.0	1.281	2.860	0.007	0.015	56.60	3.66	0.392	0.057	0.0	0.448
12/2025	1.0	1.178	2.691	0.006	0.015	56.60	3.66	0.360	0.053	0.0	0.414
12/2026	1.0	1.089	2.540	0.006	0.014	56.60	3.66	0.333	0.050	0.0	0.383
12/2027	1.0	1.011	2.405	0.005	0.013	56.60	3.66	0.309	0.048	0.0	0.357

Rem.		8.277	21.618	0.045	0.117	56.60	3.66	2.531	0.428	0.0	2.959
Total		81.807	125.266	0.442	0.677	56.60	3.66	25.019	2.477	0.0	27.496

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2010	0.555	1.364	1.918	3.889	0.00	0.00	0.00	3.889	3.889	3.710
12/2011	0.351	0.881	1.232	2.459	0.00	0.00	0.00	2.459	6.348	5.840
12/2012	0.249	0.636	0.884	1.744	0.00	0.00	0.00	1.744	8.092	7.213
12/2013	0.189	0.489	0.678	1.325	0.00	0.00	0.00	1.325	9.417	8.161
12/2014	0.150	0.393	0.544	1.053	0.00	0.00	0.00	1.053	10.470	8.845
12/2015	0.123	0.326	0.450	0.865	0.00	0.00	0.00	0.865	11.335	9.356
12/2016	0.104	0.277	0.381	0.728	0.00	0.00	0.00	0.728	12.063	9.747
12/2017	0.089	0.240	0.328	0.624	0.00	0.00	0.00	0.624	12.687	10.052
12/2018	0.077	0.210	0.288	0.544	0.00	0.00	0.00	0.544	13.231	10.293
12/2019	0.068	0.186	0.255	0.479	0.00	0.00	0.00	0.479	13.710	10.486
12/2020	0.061	0.167	0.228	0.427	0.00	0.00	0.00	0.427	14.137	10.643
12/2021	0.055	0.151	0.206	0.384	0.00	0.00	0.00	0.384	14.521	10.771
12/2022	0.050	0.138	0.187	0.348	0.00	0.00	0.00	0.348	14.869	10.876
12/2023	0.045	0.126	0.171	0.317	0.00	0.00	0.00	0.317	15.186	10.963
12/2024	0.041	0.116	0.158	0.291	0.00	0.00	0.00	0.291	15.476	11.036
12/2025	0.038	0.108	0.146	0.268	0.00	0.00	0.00	0.268	15.744	11.097
12/2026	0.035	0.100	0.135	0.248	0.00	0.00	0.00	0.248	15.992	11.148
12/2027	0.033	0.093	0.126	0.231	0.00	0.00	0.00	0.231	16.223	11.192

Rem.	0.271	0.785	1.056	1.903	0.00	0.00	0.00	1.903	1.903	0.216
Total	2.584	6.787	9.370	18.126	0.00	0.00	0.00	18.126	18.126	11.408

		Interests	(%)	Reversion		Oil	Gas	Present Worth Profile
Profitability Indicators				Points(Yrs)		MBBLS	MMCF	(%)	(M$)
Payout (Yrs)	0.00	Initial W.I.	0.6671	30.00	Prior	45.2	20.5	5.0	13.787
Discounted Payout (Yrs)	0.00	Final W.I.	0.6671		Proj.	81.8	125.3	10.0	11.408
DCF Rate of Return (%)	100.00	Initial NRI Oil	0.5403		Ult.	127.0	145.7	15.0	9.901
Income/Investment	0.00	Final NRI Oil	0.5403					20.0	8.848
Disc Income/Disc Inv.	0.00	Initial NRI Gas	0.5403					25.0	8.061
Project Life (Yrs)	29.92	Final NRI Gas	0.5403					30.0	7.445
								40.0	6.533
RS-BRADY			MOUNTRAIL					50.0	5.881
###-##-####H-1			ND					60.0	5.388
ROSS			HESS CORPORATION					80.0	4.683
								100.0	4.198

	ASEC Baaken PDP 2009 YE Look Back	DATE: 01-28-2011
	*Data Report*	TIME: 12:12:55
DB: XOG_12-6-
2010_Baaken_2009.mdb
ID: ND3302500864BAKKEN

Lease ID:	ND3302500864B AKKEN	Major Phase:	OIL	API #:	33025008640000	Status:	ACT

Lease Name:	LAZY DE
Well Name:	#24-7H
Field Name:	BAILEY
Formation Name:	BAKKEN
Operator:	MARATHON OIL COMPANY
Title 1:
Title 2:
Export Code 1:
Export Code 2:
Export Code 3:

County:	DUNN	ST:	ND

Project Start Date:	1/2010	Ending Month:	12	Disc. Rate %	10
Reserves Factor:	100	Cash Flow Factor:	100	Gas Shrink%	0	Gas Shrink (MCF/M)	0

Severance Tax Exempt:		# Months:	0	Limited By P/O:		No
		Oil			Gas			PP
Ad Valorem Tax:	3.0%		7.0%	.00 $/BBL		.0%	.09 $/MCF	.0%	.00 $/BBL
		Tax:			Tax:			Tax:

Initial Oil Price Adj.:	0.00 $/BBL	Max Price:	120.00 $/BBL	Plant Price:	.00 % Oil Price

Oil Price:	54.40 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.:	0.00 $/MCF	Max Price:	12.00 $/MCF	BTU	1000

Gas Price:	3.66 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M:	0 Esc	0.0%	For	30.00 Years	Esc	0.0%	For	0.00 Years
Op Exp $/M:	0 Esc	0.0%	For	30.00 Years	Months Delay 0
Op Exp $/BBL:	6.00 Esc	0.0%	For	30.00 Years
Op Exp $/MCF:	0.00 Esc	0.0%	For	30.00 Years
Op Exp $/B Wat:	0.00 Esc	0.0%	For	30.00 Years
Mgmt Fee $/M:	0 Esc	0.0%	% NLP 0.00

WI%	NRI% O	NRI% G	Mths	AMT
4.1976	3.2322	3.2322	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross	Lease Hold M$	0.000	Net Salvage M$	0.000
Escalation:	0.0%	For	30.00 Years
Date	Tang M$	Intan M$	Risk %	Fed Tax Data
8/ 2009	5,756.180	0.000	100.0	Rate %	34.00
				Depr.	Decl. Bal
				Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly	8/ 2009	0.0	1
Type	N	Initial	Final	Decline	Time	Cum	Comments
HYP	1.0	8,831.5	62.8	97.690	377	118.139
	0.0	0.0	0.0	0.000	0	0.000
	0.0	0.0	0.0	0.000	0	0.000

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly	8/ 2009	0.0	0		0.00
Type	N	Initial	Final	Decline	Time	Cum
HYP	0.7	3,278.6	10.4	90.300	377	43.123
	0.0	0.0	0.0	0.000	0	0.000
	0.0	0.0	0.0	0.000	0	0.000

ASEC Baaken PDP 2009 YE Look Back	DATE: 01-28-2011
As of 1 / 2010	TIME: 12:12:55
DB: XOG_12-6-2010_Baaken_2009.mdb
ID: ND3302500864BAKKEN

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2010	1.0	22.456	10.743	0.726	0.347	54.40	3.66	39.484	1.271	0.0	40.755
12/2011	1.0	11.370	4.928	0.368	0.159	54.40	3.66	19.992	0.583	0.0	20.575
12/2012	1.0	7.672	3.005	0.248	0.097	54.40	3.66	13.489	0.356	0.0	13.845
12/2013	1.0	5.797	2.087	0.187	0.067	54.40	3.66	10.193	0.247	0.0	10.440
12/2014	1.0	4.661	1.562	0.151	0.050	54.40	3.66	8.195	0.185	0.0	8.380
12/2015	1.0	3.898	1.228	0.126	0.040	54.40	3.66	6.853	0.145	0.0	6.999
12/2016	1.0	3.350	1.000	0.108	0.032	54.40	3.66	5.890	0.118	0.0	6.008
12/2017	1.0	2.937	0.835	0.095	0.027	54.40	3.66	5.164	0.099	0.0	5.263
12/2018	1.0	2.615	0.712	0.085	0.023	54.40	3.66	4.597	0.084	0.0	4.681
12/2019	1.0	2.356	0.617	0.076	0.020	54.40	3.66	4.143	0.073	0.0	4.216
12/2020	1.0	2.144	0.542	0.069	0.018	54.40	3.66	3.770	0.064	0.0	3.834
12/2021	1.0	1.967	0.481	0.064	0.016	54.40	3.66	3.459	0.057	0.0	3.516
12/2022	1.0	1.817	0.431	0.059	0.014	54.40	3.66	3.195	0.051	0.0	3.246
12/2023	1.0	1.688	0.389	0.055	0.013	54.40	3.66	2.969	0.046	0.0	3.015
12/2024	1.0	1.577	0.353	0.051	0.011	54.40	3.66	2.772	0.042	0.0	2.814
12/2025	1.0	1.479	0.323	0.048	0.010	54.40	3.66	2.600	0.038	0.0	2.639
12/2026	1.0	1.393	0.297	0.045	0.010	54.40	3.66	2.449	0.035	0.0	2.484
12/2027	1.0	1.316	0.274	0.043	0.009	54.40	3.66	2.313	0.032	0.0	2.346

Rem.		11.791	2.203	0.381	0.071	54.40	3.66	20.732	0.261	0.0	20.992
Total		92.283	32.009	2.983	1.035	54.40	3.66	162.261	3.787	0.0	166.047

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2010	3.934	5.656	9.590	31.165	0.00	0.00	0.00	31.165	31.165	29.825
12/2011	1.989	2.864	4.853	15.723	0.00	0.00	0.00	15.723	46.888	43.456
12/2012	1.340	1.932	3.272	10.573	0.00	0.00	0.00	10.573	57.461	51.778
12/2013	1.011	1.460	2.471	7.969	0.00	0.00	0.00	7.969	65.429	57.477
12/2014	0.812	1.174	1.986	6.394	0.00	0.00	0.00	6.394	71.823	61.632
12/2015	0.679	0.982	1.660	5.338	0.00	0.00	0.00	5.338	77.161	64.785
12/2016	0.583	0.844	1.427	4.581	0.00	0.00	0.00	4.581	81.742	67.245
12/2017	0.511	0.740	1.251	4.012	0.00	0.00	0.00	4.012	85.754	69.203
12/2018	0.455	0.658	1.113	3.568	0.00	0.00	0.00	3.568	89.323	70.786
12/2019	0.410	0.593	1.003	3.213	0.00	0.00	0.00	3.213	92.535	72.081
12/2020	0.373	0.540	0.913	2.922	0.00	0.00	0.00	2.922	95.457	73.152
12/2021	0.342	0.495	0.837	2.679	0.00	0.00	0.00	2.679	98.136	74.045
12/2022	0.316	0.458	0.773	2.473	0.00	0.00	0.00	2.473	100.608	74.794
12/2023	0.293	0.425	0.718	2.296	0.00	0.00	0.00	2.296	102.905	75.426
12/2024	0.274	0.397	0.671	2.143	0.00	0.00	0.00	2.143	105.048	75.962
12/2025	0.257	0.372	0.629	2.010	0.00	0.00	0.00	2.010	107.058	76.420
12/2026	0.242	0.351	0.592	1.891	0.00	0.00	0.00	1.891	108.949	76.811
12/2027	0.228	0.331	0.560	1.786	0.00	0.00	0.00	1.786	110.735	77.147

Rem.	2.044	2.970	5.013	15.979	0.00	0.00	0.00	15.979	15.979	1.791
Total	16.091	23.242	39.333	126.714	0.00	0.00	0.00	126.714	126.714	78.938

		Interests	(%)	Reversion		Oil	Gas	Present Worth Profile
Profitability Indicators				Points(Yrs)		MBBLS	MMCF	(%)	(M$)
Payout (Yrs)	0.00	Initial W.I.	4.1976	30.00	Prior	25.1	10.8	5.0	95.379
Discounted Payout (Yrs)	0.00	Final W.I.	4.1976		Proj.	92.3	32.0	10.0	78.938
DCF Rate of Return (%)	100.00	Initial NRI Oil	3.2322		Ult.	117.4	42.8	15.0	68.846
Income/Investment	0.00	Final NRI Oil	3.2322					20.0	61.928
Disc Income/Disc Inv.	0.00	Initial NRI Gas	3.2322					25.0	56.815
Project Life (Yrs)	29.92	Final NRI Gas	3.2322					30.0	52.837
								40.0	46.960
LAZY DE			DUNN					50.0	42.758
#24-7H			ND					60.0	39.564
BAILEY			MARATHON OIL COMPANY					80.0	34.963
								100.0	31.760

ASEC Baaken PDP 2009 YE Look Back	DATE: 01-28-2011
* Data Report *	TIME: 12:12:55
DB: XOG_12-6-2010_Baaken_2009.mdb
ID: ND3306101054BAKKEN

Lease ID:	ND3306101054B AKKEN	Major Phase:	OIL		API #:	33061010540000	Status:	ACT
Lease Name:	BURKE
Well Name:	27-7H
Field Name:	STANLEY
Formation Name:	BAKKEN
Operator:	EOG RESOURCES, INC.
Title 1:
Title 2:
Export Code 1:
Export Code 2:
Export Code 3:
County:	MOUNTRAIL		ST:	ND

Project Start Date:	1/2010	Ending Month:		12	Disc. Rate %		10
Reserves Factor:	100	Cash Flow Factor:		100	Gas Shrink%		0		Gas Shrink (MCF/M)	0

Severance Tax Exempt:		# Months:	0	Limited By P/O:		No
Ad Valorem Tax:	3.0%	Oil	7.0%	.00 $/BBL	Gas	.0%	.09 $/MCF	PP	.0%	.00 $/BBL
		Tax:			Tax:			Tax:

Initial Oil Price Adj.:	0.00 $/BBL		Max Price:		120.00 $/BBL		Plant Price:	.00 % Oil Price
Oil Price:	49.60 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.:		0.00 $/MCF		Max Price:	12.00 $/MCF	BTU	1000
Gas Price:	3.66 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M:	0	Esc	0.0%	For	30.00 Years	Esc	0.0%	For	0.00 Years
Op Exp $/M:	0	Esc	0.0%	For	30.00 Years	Months Delay 0
Op Exp $/BBL:	4.92	Esc	0.0%	For	30.00 Years
Op Exp $/MCF:	0.82	Esc	0.0%	For	30.00 Years
Op Exp $/B Wat:	0.00	Esc	0.0%	For	30.00 Years
Mgmt Fee $/M:	0	Esc	0.0%	% NLP	0.00

WI%	NRI% O	NRI% G	Mths	AMT
2.2546	1.7586	1.7586	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross	Lease Hold M$	0.000	Net Salvage M$ 0.000
Escalation:	0.0%	For	30.00 Years
Date	Tang M$	Intan M$	Risk %	Fed Tax Data
1/ 2009	4,802.787	0.000	100.0	Rate %	34.00
				Depr.	Decl. Bal
				Depr.Life	7

Oil Units	Prod Start Date		GOR	No.Wells	Start ID
Monthly	11/ 2009		0.0	1
Type	N	Initial	Final	Decline	Time	Cum	Comments
HYP	1.4	8,999.0	230.4	96.000	369	230.249
	0.0	0.0	0.0	0.000	0	0.000
	0.0	0.0	0.0	0.000	0	0.000

Gas Units	Prod Start Date		YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly		11/ 2009	0.0	0		0.00
Type	N	Initial	Final	Decline	Time	Cum
HYP	1.4	2,827.0	92.1	91.000	369	89.481
	0.0	0.0	0.0	0.000	0	0.000
	0.0	0.0	0.0	0.000	0	0.000

ASEC Baaken PDP 2009 YE Look Back	DATE: 01-28-2011
As of 1 / 2010	TIME: 12:12:55
DB: XOG_12-6-2010_Baaken_2009.mdb
ID: ND3306101054BAKKEN

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2010	1.0	39.174	14.564	0.689	0.256	49.60	3.66	34.169	0.937	0.0	35.107
12/2011	1.0	20.999	8.169	0.369	0.144	49.60	3.66	18.317	0.526	0.0	18.842
12/2012	1.0	15.283	6.008	0.269	0.106	49.60	3.66	13.331	0.387	0.0	13.717
12/2013	1.0	12.293	4.856	0.216	0.085	49.60	3.66	10.722	0.313	0.0	11.035
12/2014	1.0	10.410	4.124	0.183	0.073	49.60	3.66	9.080	0.265	0.0	9.345
12/2015	1.0	9.099	3.612	0.160	0.064	49.60	3.66	7.937	0.232	0.0	8.169
12/2016	1.0	8.126	3.230	0.143	0.057	49.60	3.66	7.088	0.208	0.0	7.295
12/2017	1.0	7.370	2.932	0.130	0.052	49.60	3.66	6.429	0.189	0.0	6.617
12/2018	1.0	6.764	2.693	0.119	0.047	49.60	3.66	5.900	0.173	0.0	6.073
12/2019	1.0	6.265	2.496	0.110	0.044	49.60	3.66	5.465	0.161	0.0	5.625
12/2020	1.0	5.846	2.330	0.103	0.041	49.60	3.66	5.100	0.150	0.0	5.250
12/2021	1.0	5.489	2.189	0.097	0.038	49.60	3.66	4.788	0.141	0.0	4.929
12/2022	1.0	5.180	2.066	0.091	0.036	49.60	3.66	4.519	0.133	0.0	4.652
12/2023	1.0	4.910	1.959	0.086	0.034	49.60	3.66	4.283	0.126	0.0	4.409
12/2024	1.0	4.671	1.864	0.082	0.033	49.60	3.66	4.075	0.120	0.0	4.195
12/2025	1.0	4.459	1.780	0.078	0.031	49.60	3.66	3.889	0.115	0.0	4.004
12/2026	1.0	4.268	1.704	0.075	0.030	49.60	3.66	3.723	0.110	0.0	3.832
12/2027	1.0	4.096	1.636	0.072	0.029	49.60	3.66	3.573	0.105	0.0	3.678

Rem.		39.635	15.840	0.697	0.279	49.60	3.66	34.571	1.020	0.0	35.591
Total		214.338	84.054	3.769	1.478	49.60	3.66	186.955	5.410	0.0	192.365

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2010	3.396	4.615	8.011	27.096	0.00	0.00	0.00	27.096	27.096	25.932
12/2011	1.822	2.480	4.302	14.540	0.00	0.00	0.00	14.540	41.636	38.529
12/2012	1.326	1.806	3.132	10.585	0.00	0.00	0.00	10.585	52.221	46.857
12/2013	1.067	1.453	2.520	8.515	0.00	0.00	0.00	8.515	60.736	52.943
12/2014	0.903	1.231	2.134	7.211	0.00	0.00	0.00	7.211	67.947	57.628
12/2015	0.790	1.076	1.866	6.303	0.00	0.00	0.00	6.303	74.251	61.350
12/2016	0.705	0.961	1.666	5.629	0.00	0.00	0.00	5.629	79.880	64.371
12/2017	0.640	0.872	1.511	5.106	0.00	0.00	0.00	5.106	84.986	66.862
12/2018	0.587	0.800	1.387	4.686	0.00	0.00	0.00	4.686	89.672	68.941
12/2019	0.544	0.741	1.285	4.341	0.00	0.00	0.00	4.341	94.012	70.690
12/2020	0.507	0.692	1.199	4.051	0.00	0.00	0.00	4.051	98.063	72.175
12/2021	0.476	0.649	1.126	3.803	0.00	0.00	0.00	3.803	101.866	73.442
12/2022	0.450	0.613	1.062	3.589	0.00	0.00	0.00	3.589	105.455	74.529
12/2023	0.426	0.581	1.007	3.402	0.00	0.00	0.00	3.402	108.857	75.465
12/2024	0.405	0.553	0.958	3.237	0.00	0.00	0.00	3.237	112.094	76.275
12/2025	0.387	0.528	0.914	3.089	0.00	0.00	0.00	3.089	115.183	76.978
12/2026	0.370	0.505	0.875	2.957	0.00	0.00	0.00	2.957	118.140	77.590
12/2027	0.355	0.485	0.840	2.838	0.00	0.00	0.00	2.838	120.978	78.123

Rem.	3.440	4.689	8.129	27.462	0.00	0.00	0.00	27.462	27.462	3.039
Total	18.596	25.329	43.926	148.440	0.00	0.00	0.00	148.440	148.440	81.162

		Interests	(%)	Reversion		Oil	Gas	Present Worth Profile
Profitability Indicators				Points(Yrs)		MBBLS	MMCF	(%)	(M$)
Payout (Yrs)	0.00	Initial W.I.	2.2546	30.00	Prior	14.4	4.9	5.0	103.216
Discounted Payout (Yrs)	0.00	Final W.I.	2.2546		Proj.	214.3	84.1	10.0	81.162
DCF Rate of Return (%)	100.00	Initial NRI Oil	1.7586		Ult.	228.7	89.0	15.0	68.474
Income/Investment	0.00	Final NRI Oil	1.7586					20.0	60.219
Disc Income/Disc Inv.	0.00	Initial NRI Gas	1.7586					25.0	54.361
Project Life (Yrs)	29.92	Final NRI Gas	1.7586					30.0	49.945
								40.0	43.642
BURKE			MOUNTRAIL					50.0	39.288
27-7H			ND					60.0	36.057
STANLEY			EOG RESOURCES, INC.					80.0	31.519
								100.0	28.435

ASEC Baaken PDP 2009 YE Look Back	DATE: 01-28-2011
*Data Report*	TIME: 12:12:55
DB: XOG_12-6-2010_Baaken_2009.mdb

ID: ND3306100974BAKKEN

Lease ID:	ND3306100974B AKKEN	Major Phase:	OIL	API #:	33061009740000	Status:	ACT

Lease Name:	BURKE
Well Name:	17-23H
Field Name:	STANLEY
Formation Name:	BAKKEN
Operator:	EOG RESOURCES, INC.
Title 1:
Title 2:
Export Code 1:
Export Code 2:
Export Code 3:

County:	MOUNTRAIL	ST:	ND

Project Start Date:	1/2010	Ending Month:	12	Disc. Rate %	10
Reserves Factor:	100	Cash Flow Factor:	100	Gas Shrink%	0	Gas Shrink (MCF/M)	0

Severance Tax Exempt:		# Months:	0	Limited By P/O:		No
Ad Valorem Tax:	3.0%	Oil	7.0%	.00 $/BBL	Gas	.0%	.09 $/MCF	PP	.0%	.00 $/BBL
		Tax:			Tax:			Tax:

Initial Oil Price Adj.:	0.00 $/BBL	Max Price:	120.00 $/BBL	Plant Price:	.00 % Oil Price

Oil Price:	48.70 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360
Oil Price:	0.00 $/BBL	Esc%	0.0	Esc$	0.00	Months	360

Initial Gas Price Adj.:	0.00 $/MCF	Max Price:	12.00 $/MCF	BTU	1000

Gas Price:	3.66 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360
Gas Price:	0.00 $/MCF	Esc%	0.0	Esc$	0.00	Months	360

Op Exp $/W/M:	0 Esc	0.0%	For	30.00 Years	Esc	0.0%	For	0.00 Years
Op Exp $/M:	0 Esc	0.0%	For	30.00 Years	Months Delay 0
Op Exp $/BBL:	6.00 Esc	0.0%	For	30.00 Years
Op Exp $/MCF:	0.00 Esc	0.0%	For	30.00 Years
Op Exp $/B Wat:	0.00 Esc	0.0%	For	30.00 Years
Mgmt Fee $/M:	0 Esc	0.0%	% NLP 0.00

WI%	NRI% O	NRI% G	Mths	AMT
7.9981	6.0785	6.0785	360	0.00
100.0000	0.0000	0.0000	0	0.00

Investments - Gross	Lease Hold M$	0.000	Net Salvage M$	0.000
Escalation:	0.0%	For	30.00 Years
Date	Tang M$	Intan M$	Risk %	Fed Tax Data
10/ 2009	5,197.900	0.000	100.0	Rate %	34.00
				Depr.	Decl. Bal
				Depr.Life	7

Oil Units	Prod Start Date	GOR	No.Wells	Start ID
Monthly	7/ 2009	0.0	1
Type	N	Initial	Final	Decline	Time	Cum	Comments
HYP	0.9	3,951.1	30.7	91.840	378	66.168
	0.0	0.0	0.0	0.000	0	0.000
	0.0	0.0	0.0	0.000	0	0.000

Gas Units	Prod Start Date	YLD	No.Wells	Start ID	Plant Yld B/MM
Monthly	7/ 2009	0.0	0		0.00
Type	N	Initial	Final	Decline	Time	Cum
HYP	0.5	999.9	0.6	90.870	378	9.300
	0.0	0.0	0.0	0.000	0	0.000
	0.0	0.0	0.0	0.000	0	0.000

ASEC Baaken PDP 2009 YE Look Back	DATE: 01-28-2011
As of 1 / 2010	TIME: 12:12:55
DB: XOG_12-6-2010_Baaken_2009.mdb
ID: ND3306100974BAKKEN

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2010	1.0	12.499	2.550	0.760	0.155	48.70	3.66	36.999	0.567	0.0	37.566
12/2011	1.0	6.635	1.002	0.403	0.061	48.70	3.66	19.640	0.223	0.0	19.863
12/2012	1.0	4.468	0.535	0.272	0.033	48.70	3.66	13.227	0.119	0.0	13.346
12/2013	1.0	3.344	0.333	0.203	0.020	48.70	3.66	9.900	0.074	0.0	9.974
12/2014	1.0	2.660	0.227	0.162	0.014	48.70	3.66	7.873	0.051	0.0	7.923
12/2015	1.0	2.200	0.165	0.134	0.010	48.70	3.66	6.513	0.037	0.0	6.549
12/2016	1.0	1.871	0.125	0.114	0.008	48.70	3.66	5.540	0.028	0.0	5.567
12/2017	1.0	1.625	0.098	0.099	0.006	48.70	3.66	4.810	0.022	0.0	4.832
12/2018	1.0	1.434	0.079	0.087	0.005	48.70	3.66	4.244	0.018	0.0	4.262
12/2019	1.0	1.281	0.065	0.078	0.004	48.70	3.66	3.792	0.014	0.0	3.807
12/2020	1.0	1.157	0.055	0.070	0.003	48.70	3.66	3.424	0.012	0.0	3.436
12/2021	1.0	1.053	0.046	0.064	0.003	48.70	3.66	3.119	0.010	0.0	3.129
12/2022	1.0	0.966	0.040	0.059	0.002	48.70	3.66	2.861	0.009	0.0	2.870
12/2023	1.0	0.892	0.035	0.054	0.002	48.70	3.66	2.641	0.008	0.0	2.649
12/2024	1.0	0.828	0.030	0.050	0.002	48.70	3.66	2.451	0.007	0.0	2.458
12/2025	1.0	0.772	0.027	0.047	0.002	48.70	3.66	2.285	0.006	0.0	2.291
12/2026	1.0	0.723	0.024	0.044	0.001	48.70	3.66	2.140	0.005	0.0	2.145
12/2027	1.0	0.679	0.021	0.041	0.001	48.70	3.66	2.011	0.005	0.0	2.016

Rem.		6.336	0.158	0.360	0.009	48.70	3.66	17.551	0.033	0.0	17.584
Total		51.423	5.617	3.101	0.341	48.70	3.66	151.019	1.248	0.0	152.267

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2010	3.653	5.998	9.651	27.915	0.00	0.00	0.00	27.915	27.915	26.694
12/2011	1.935	3.184	5.119	14.744	0.00	0.00	0.00	14.744	42.660	39.476
12/2012	1.301	2.144	3.446	9.900	0.00	0.00	0.00	9.900	52.560	47.269
12/2013	0.973	1.605	2.578	7.396	0.00	0.00	0.00	7.396	59.956	52.559
12/2014	0.773	1.276	2.050	5.874	0.00	0.00	0.00	5.874	65.829	56.376
12/2015	0.640	1.056	1.695	4.854	0.00	0.00	0.00	4.854	70.683	59.244
12/2016	0.544	0.898	1.442	4.126	0.00	0.00	0.00	4.126	74.809	61.459
12/2017	0.472	0.780	1.252	3.580	0.00	0.00	0.00	3.580	78.389	63.206
12/2018	0.416	0.688	1.104	3.157	0.00	0.00	0.00	3.157	81.546	64.607
12/2019	0.372	0.615	0.987	2.820	0.00	0.00	0.00	2.820	84.367	65.744
12/2020	0.336	0.555	0.891	2.545	0.00	0.00	0.00	2.545	86.912	66.677
12/2021	0.306	0.506	0.811	2.317	0.00	0.00	0.00	2.317	89.229	67.449
12/2022	0.281	0.464	0.744	2.125	0.00	0.00	0.00	2.125	91.355	68.093
12/2023	0.259	0.428	0.687	1.961	0.00	0.00	0.00	1.961	93.316	68.633
12/2024	0.240	0.397	0.638	1.820	0.00	0.00	0.00	1.820	95.136	69.089
12/2025	0.224	0.370	0.595	1.697	0.00	0.00	0.00	1.697	96.833	69.475
12/2026	0.210	0.347	0.557	1.588	0.00	0.00	0.00	1.588	98.422	69.803
12/2027	0.197	0.326	0.523	1.493	0.00	0.00	0.00	1.493	99.914	70.084

Rem.	1.720	5.287	7.007	10.577	0.00	0.00	0.00	10.577	10.577	1.325
Total	14.852	26.923	41.776	110.492	0.00	0.00	0.00	110.492	110.492	71.409

		Interests	(%)	Reversion		Oil	Gas	Present Worth Profile
Profitability Indicators				Points(Yrs)		MBBLS	MMCF	(%)	(M$)
Payout (Yrs)	0.00	Initial W.I.	7.9981	30.00	Prior	10.3	2.6	5.0	85.404
Discounted Payout (Yrs)	0.00	Final W.I.	100.0000		Proj.	51.4	5.6	10.0	71.409
DCF Rate of Return (%)	100.00	Initial NRI Oil	6.0785		Ult.	61.7	8.2	15.0	62.528
Income/Investment	0.00	Final NRI Oil	0.0000					20.0	56.329
Disc Income/Disc Inv.	0.00	Initial NRI Gas	6.0785					25.0	51.701
Project Life (Yrs)	30.00	Final NRI Gas	0.0000					30.0	48.076
								40.0	42.693
BURKE			MOUNTRAIL					50.0	38.828
17-23H			ND					60.0	35.883
STANLEY			EOG RESOURCES, INC.					80.0	31.634
								100.0	28.675

ASEC Baaken PDP 2009 YE Look Back	DATE: 01-28-2011
As of 1 / 2010	TIME: 12:12:55
DB: XOG_12-6-2010_Baaken_2009.mdb
*Summary*
Sum Name: SUMFILE

Date	No. Wells	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price $/Bbl	Gas Price $/Mcf	Oil Net.Rev (M$)	Gas Net.Rev (M$)	Other Net.Rev (M$)	Total Net.Rev (M$)
12/2010	4.0	92.074	43.972	2.271	0.845	51.13	3.66	116.141	3.094	0.0	119.235
12/2011	4.0	50.272	26.475	1.201	0.431	51.12	3.66	61.395	1.576	0.0	62.971
12/2012	4.0	35.371	19.554	0.831	0.289	51.10	3.66	42.477	1.059	0.0	43.537
12/2013	4.0	27.443	15.647	0.639	0.218	51.08	3.66	32.653	0.799	0.0	33.452
12/2014	4.0	22.487	13.093	0.521	0.176	51.05	3.66	26.603	0.643	0.0	27.246
12/2015	4.0	19.089	11.278	0.441	0.147	51.03	3.66	22.493	0.538	0.0	23.032
12/2016	4.0	16.612	9.918	0.383	0.127	51.01	3.66	19.515	0.464	0.0	19.979
12/2017	4.0	14.724	8.857	0.338	0.112	51.00	3.66	17.256	0.408	0.0	17.664
12/2018	4.0	13.237	8.006	0.304	0.100	50.98	3.66	15.483	0.365	0.0	15.847
12/2019	4.0	12.036	7.308	0.276	0.090	50.96	3.66	14.052	0.330	0.0	14.382
12/2020	4.0	11.044	6.724	0.253	0.082	50.95	3.66	12.874	0.301	0.0	13.175
12/2021	4.0	10.211	6.229	0.233	0.076	50.94	3.66	11.886	0.278	0.0	12.163
12/2022	4.0	9.502	5.803	0.217	0.070	50.92	3.66	11.045	0.257	0.0	11.302
12/2023	4.0	8.890	5.433	0.203	0.066	50.91	3.66	10.320	0.240	0.0	10.561
12/2024	4.0	8.357	5.108	0.190	0.062	50.90	3.66	9.690	0.225	0.0	9.915
12/2025	4.0	7.888	4.821	0.180	0.058	50.89	3.66	9.135	0.212	0.0	9.347
12/2026	4.0	7.473	4.566	0.170	0.055	50.88	3.66	8.644	0.200	0.0	8.845
12/2027	4.0	7.102	4.336	0.161	0.052	50.87	3.66	8.206	0.190	0.0	8.396

Rem.		66.039	39.819	1.483	0.476	50.83	3.66	75.385	1.741	0.0	77.126
Total		439.850	246.947	10.295	3.531	51.02	3.66	525.254	12.922	0.0	538.176

Date	AdValorem & Prod Tax (M$)	Operating Expenses (M$)	Total Expenses (M$)	Operational Cash Flow (M$)	Tangible (M$)	Intangible (M$)	Leasehld (M$)	Cash Flow (M$)	Cumulative Cash Flow (M$)	10.0 Cum Disc. C.F. (M$)
12/2010	11.538	17.632	29.170	90.065	0.00	0.00	0.00	90.065	90.065	86.161
12/2011	6.096	9.409	15.505	47.466	0.00	0.00	0.00	47.466	137.531	127.301
12/2012	4.216	6.518	10.734	32.802	0.00	0.00	0.00	32.802	170.334	153.117
12/2013	3.240	5.008	8.248	25.204	0.00	0.00	0.00	25.204	195.538	171.140
12/2014	2.639	4.075	6.714	20.532	0.00	0.00	0.00	20.532	216.070	184.482
12/2015	2.231	3.440	5.671	17.360	0.00	0.00	0.00	17.360	233.430	194.735
12/2016	1.936	2.980	4.915	15.064	0.00	0.00	0.00	15.064	248.494	202.822
12/2017	1.712	2.631	4.342	13.322	0.00	0.00	0.00	13.322	261.816	209.323
12/2018	1.536	2.357	3.892	11.955	0.00	0.00	0.00	11.955	273.772	214.626
12/2019	1.394	2.136	3.529	10.853	0.00	0.00	0.00	10.853	284.624	219.001
12/2020	1.277	1.954	3.231	9.945	0.00	0.00	0.00	9.945	294.569	222.646
12/2021	1.179	1.801	2.980	9.183	0.00	0.00	0.00	9.183	303.752	225.706
12/2022	1.095	1.672	2.767	8.535	0.00	0.00	0.00	8.535	312.287	228.291
12/2023	1.023	1.560	2.584	7.977	0.00	0.00	0.00	7.977	320.264	230.487
12/2024	0.961	1.463	2.424	7.491	0.00	0.00	0.00	7.491	327.755	232.362
12/2025	0.906	1.378	2.284	7.064	0.00	0.00	0.00	7.064	334.818	233.970
12/2026	0.857	1.303	2.160	6.685	0.00	0.00	0.00	6.685	341.503	235.352
12/2027	0.814	1.235	2.049	6.347	0.00	0.00	0.00	6.347	347.850	236.546

Rem.	7.475	13.731	21.205	55.921	0.00	0.00	0.00	55.921	55.921	6.371
Total	52.123	82.281	134.405	403.771	0.00	0.00	0.00	403.771	403.771	242.917

			Oil	Gas	Present Worth Profile
Profitability Indicators			MBBLS	MMCF	(%)	(M$)
Payout (Yrs)	0.00	Prior	94.9	38.8	5.0	297.786
Discounted Payout (Yrs)	0.00	Proj.	439.9	246.9	10.0	242.917
DCF Rate of Return (%)	100.00	Ult.	534.8	285.8	15.0	209.749
Income/Investment	0.00				20.0	187.324
Disc Income/Disc Inv.	0.00				25.0	170.939
					30.0	158.304
					40.0	139.827
					50.0	126.754
					60.0	116.891
					80.0	102.799
					100.0	93.068

	ASEC Baaken PDP 2009 YE Look Back	DATE: 01-28-2011
	As of 1 / 2010	TIME: 12:12:55
DB: XOG_12-6-
*One Line Summary*
2010_Baaken_2009.mdb
Sum Name: SUMFILE

Lease - Well / ID	Gross Oil	Gross Gas	Net Oil	Net Gas	Tot. Rev.	Tot. Exp.	Tot. Capital	Cash Flow	Disc Cash
	(MBbl)	(MMcf)	(MBbl)	(MMcf)	(M$)	(M$)	(M$)	(M$)	Flow (M$)
BURKE - 27-7H
ND3306101054BAKKEN	214.3	84.1	3.8	1.5	192.4	43.9	0.0	148.4	81.2
LAZY DE - #24-7H
ND3302500864BAKKEN	92.3	32.0	3.0	1.0	166.0	39.3	0.0	126.7	78.9
BURKE - 17-23H
ND3306100974BAKKEN	51.4	5.6	3.1	0.3	152.3	41.8	0.0	110.5	71.4
RS-BRADY - ###-##-####H-1
ND3306100819BAKKEN	81.8	125.3	0.4	0.7	27.5	9.4	0.0	18.1	11.4

Total	439.9	246.9	10.3	3.5	538.2	134.4	0.0	403.8	242.9